UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2014 (March 18, 2014)

New Residential Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35777	45-3449660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip code)

212-479-3150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into Material Definitive Agreements.

On March 18, 2014, Advance Purchaser LLC (“Advance Purchaser”), a Delaware limited liability company, that is a joint venture entity capitalized by New Residential Investment Corp. (“New Residential”) and certain third-party co-investors, entered into a private label servicer advance master trust financing facility (the “NRART Facility”) with Nationstar Mortgage LLC (“Nationstar”) through the execution of the agreements listed below and various other related agreements:

•	an indenture (the “Base Indenture”) between New Residential Advance Receivables Trust (the “NRART Issuer”), Wells Fargo Bank, N.A. (“Wells Fargo”), as indenture trustee (the “NRART Indenture Trustee”), calculation agent (the “Calculation Agent”), paying agent (the “Paying Agent”) and securities intermediary (the “Securities Intermediary”), Nationstar, as a subservicer (on and after the respective MSR transfer dates) and as servicer (prior to the respective MSR transfer dates), Advance Purchaser, as administrator and as servicer (on and after the respective MSR transfer dates), Credit Suisse AG, New York Branch (“Credit Suisse”), as an administrative agent, Barclays Bank PLC (“Barclays”), as an administrative agent, Morgan Stanley Bank, N.A. (“Morgan Stanley”), as an administrative agent, and Natixis, New York Branch (“Natixis”), as an administrative agent;

•	a Series 2014-VF1 indenture supplement to the Base Indenture between the NRART Issuer, the NRART Indenture Trustee, the Calculation Agent, the Paying Agent and the Securities Intermediary, Nationstar, as a Subservicer (on and after the Respective MSR Transfer Dates) and as servicer (prior to the respective MSR transfer dates), Advance Purchaser, as administrator and as servicer (on and after the respective MSR transfer dates), and Credit Suisse, Morgan Stanley, Barclays and Natixis, as Administrative Agents, pursuant to which the NRART Issuer issued (x) $900,000,000 of floating-rate variable funding asset-backed notes and (y) $41,500,000 of fixed-rate term asset backed notes;

•	a Series 2014-VF2 indenture supplement to the Base Indenture between the NRART Issuer, the NRART Indenture Trustee, the Calculation Agent, the Paying Agent and the Securities Intermediary, Nationstar, as a subservicer (on and after the respective MSR transfer dates) and as servicer (prior to the respective MSR transfer dates), Advance Purchaser, as administrator and as servicer (on and after the respective MSR transfer dates), and Morgan Stanley, as administrative agent, pursuant to which the NRART Issuer issued $200,000,000 of floating-rate variable funding asset-backed notes;

•	a Series 2014-T1 indenture supplement to the Base Indenture between the NRART Issuer, the NRART Indenture Trustee, the Calculation Agent, the Paying Agent and the Securities Intermediary, Nationstar, as a subservicer (on and after the respective MSR transfer dates) and as servicer (prior to the respective MSR transfer dates), Advance Purchaser, as administrator and as servicer (on and after the respective MSR transfer dates), Credit Suisse, as administrative agent, pursuant to which the NRART Issuer issued $508,600,000 million of fixed-rate term asset-backed notes;

•	a Series 2014-T2 indenture supplement to the Base Indenture between the NRART Issuer, the NRART Indenture Trustee, the Calculation Agent, the Paying Agent and the Securities Intermediary, Nationstar, as a subservicer (on and after the respective MSR transfer dates) and as servicer (prior to the respective MSR transfer dates), Advance Purchaser, as administrator and as servicer (on and after the respective MSR transfer dates), and Credit Suisse, as administrative agent, pursuant to which the NRART Issuer issued $511,600,000 million of fixed-rate term asset-backed notes, (of which $13,800,000 of such fixed-rate term asset backed notes are held by Advance Purchaser);

•	a receivables pooling agreement between the NRART Issuer and New Residential Advance Depositor LLC, as depositor (the “NRART Depositor”); and

•	a receivables sale agreement between Nationstar, the NRART Depositor and Advance Purchaser.

The collateral securing the notes described above consists primarily of rights to reimbursement for advances made by Nationstar as the servicer of residential mortgage loans and the right to payment of various deferred servicing fees related to such residential mortgage loans. Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Wells Fargo Securities, LLC, Natixis Securities Americas LLC, and RBS Securities Inc. acted as initial purchasers and managers of the sale of the fixed-rated term asset backed notes referenced above. Each of Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., and RBS Securities Inc., also provides various other lending, financing and underwriting services for New Residential and its subsidiaries.

The proceeds of the issuance of the notes described above were used for, among other things, the repayment of other indebtedness of subsidiaries of Advance Purchaser.

Each of the NRART Issuer and the NRART Depositor (collectively, the “Financing Facility SPVs”) is structured as a bankruptcy remote special purpose entity. Each Financing Facility SPV is the sole owner of its respective assets. Creditors of the Financing Facility SPVs (including the holders of the related notes) have no recourse to any assets or revenues of Advance Purchaser or New Residential other than, in the case of Advance Purchaser, to the limited extent contemplated by the documents related to such financing facilities. Creditors of Advance Purchaser and New Residential do not have recourse to any assets or revenues of the Financing Facility SPVs (other than, in the case of the NRART Depositor, to the extent of any beneficial interest in the NRART Depositor held by Advance Purchaser). All of the equity interests in the NRART Issuer are owned by the NRART Depositor. One of New Residential’s wholly-owned subsidiaries is the managing member of Advance Purchaser.

The foregoing summary of the agreements is not complete and is subject to and qualified in its entirety by reference to the full text of such agreements, which will be filed in the time period prescribed by the rules of the Securities and Exchange Commission.

Item 1.02	Termination of Material Definitive Agreements.

On March 18, 2014, Advance Purchaser entered into documentation to terminate the financing facility contemplated by the Amended and Restated Indenture, dated as of December 17, 2013, among NRZ Servicer Advance Receivables Trust BC, as issuer, Wells Fargo, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar, Advance Purchaser and Barclays Bank PLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.

Date: March 24, 2014	By:	/s/ Susan Givens
Susan Givens
Chief Financial Officer and Treasurer

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